Exhibit 10.151
                                 --------------


                              AMENDED AND RESTATED
                          PATENT COLLATERAL ASSIGNMENT

         This Amended and Restated Patent Collateral Assignment (this "Agreement") is made this 12th day of April, 2005, by and between COMMODORE APPLIED TECHNOLOGIES, INC. ("Assignor"), which maintains an address at Suite 3238, 150 East 58th Street, New York, New York; and THE SHAAR FUND, LTD. ("Secured Party"), which maintains an address at c/o SS&C Fund Services N.V., Pareraweg 45, Curacao, Netherlands Antilles.


                                BACKGROUND FACTS

         Assignor has executed and delivered a 10% Convertible Secured Note (the "Note") to the Secured Party in the aggregate principal amount of Four Million Six Hundred Thousand Seven Hundred Thirty-Three ($4,600,733) Dollars and has entered into an Amended and Restated Security Agreement, of even date herewith ("Security Agreement"), with the Secured Party. In order to induce the Secured Party to execute and deliver the Security Agreement and to make the loan and future advances under the Note, Assignor has agreed, inter alia, to assign to Secured Party certain patent rights.

         NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Secured Party as follows:

         1. To secure the complete and timely satisfaction of all Obligations, Assignor hereby grants, assigns and conveys to Secured Party the entire right, title and interest in and to the patent applications and patents listed in Schedule A hereto, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents"). Terms used herein but not otherwise defined shall have the meanings given to such terms in the Security Agreement and the Note.

         2. Assignor represents, warrants and covenants that:

         (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part and such Patents represent all of the Patents owned by Assignor;

         (b) To the best of Assignor's knowledge, each of the Patents that has been issued is valid and enforceable;

         (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by Assignor not to sue third persons; and

         (d) Assignor has the unqualified right to enter into this Agreement and perform its terms.

         3. Assignor agrees that until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without Secured Party's prior written consent.

         4. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give to Secured Party prompt notice thereof in writing hereof.

         5. Assignor authorizes Secured Party to modify this Agreement by amending Schedule A to include any future patents and patent applications which are Patents under paragraph 1 or paragraph 4 hereof. Secured Party authorizes Assignor to abandon any of the Patents if, in Assignor's sole and exclusive determination, such Patent is not commercially viable. Provided, however, that Assignor shall give Secured Party not less than thirty (30) days written notice of its intention to abandon any such Patent whereupon Secured Party may assume the unconditional ownership of such Patent at its sole cost and expense.

         6. Unless and until there shall have occurred and be continuing an Event of Default, Secured Party hereby grants to Assignor the exclusive, nontransferable right and license under the Patents to make, have made for it, use, sell and have sold the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this paragraph 6, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

         7. If any Event of Default shall have occurred and be continuing, and in addition to and not in lieu of any rights or remedies granted to Secured Party in the event of default as set forth in the Security Agreement, which is deemed incorporated herein by reference and which such rights and remedies may be exercised cumulatively by Secured Party, the Secured Party may transfer or assign Assignor's license under the Patents as set forth in paragraph 6, upon thirty (30) days written notice to Assignor, and Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in New York, New York, or elsewhere, the whole or from time to time any part of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Patents shall be given to Assignor at least twenty (20) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

         8. If any Event of Default shall have occurred and be continuing, Assignor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party, as Secured Party may select in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         9. At such time as Assignor shall completely satisfy all of the Obligations, this Agreement shall terminate and Secured Party shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

         10. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, shall be borne and paid by Assignor on demand by Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Note.

         11. Subject to Assignor's rights to voluntarily abandon any Patent, as set forth in Section 5 hereof, Assignor shall have the duty, through counsel reasonably acceptable to Secured Party, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Assignor.

         12. Assignor shall have the right, with the consent of Secured Party, which shall not be unreasonably withheld, to bring suit in its own name, and to join Secured Party, if necessary, as a party to such suit so long as Secured Party is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Assignor shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, costs and expenses, including legal fees, incurred by Secured Party pursuant to this Agreement and the Security Agreement.

         13 No course of dealing between Assignor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. All of Secured Party's rights and remedies with respect to the Patents, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

         16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

         17. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.


              (THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 ASSIGNOR:

                                 COMMODORE APPLIED
                                   TECHNOLOGIES, INC.


                                 By: /s/ James M. DeAngelis
                                     -----------------------
                                     James M. DeAngelis
                                     Chief Financial Officer

                                 SECURED PARTY:

                                 THE SHAAR FUND, LTD.

                                 By: SS&C Fund Services BVI


                                 By: /s/ Maarten Robberts
                                     ---------------------
                                     Name:  Maarten Robberts
                                     Title:    Director


                                 By: /s/ Peter Ijsseling
                                     -------------------
                                     Name: Peter Ijsseling
                                     Title:   Director


STATE OF RHODE ISLAND      )
                           ) SS:
COUNTY OF NEWPORT          )

         On this 9th day of April, 2005, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared James M. DeAngelis, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of Commodore Applied Technologies, Inc., and that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.

                                 /s/ Elena Perkins - Bank of America
                                 -----------------------------------
                                 Notary Public

                         PATENTS AND PATENT APPLICATIONS
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                                PATENT PORTFOLIO
                                (March 22, 2005)

------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
  Case       Country                              Title                   Filed        Issued       Patent No./        Pending/
 Number                                                                                             Serial No.          Action
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:103 US    United States   PROCESSES FOR DECONTAMINATING POLLUTED       03/30/1987  08/01/1989   4,853,040        Maintenance
                              SUBSTRATES                                                                             fees paid-
                                                                                                                     Expires 8/01/06
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:104 US    United States   EXPANDED "SET" PROCESSES                     07/27/1989  05/05/1992   5,110,364        Expires 7/27/09
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:111 EA    Eurasia         DESTRUCTION OF CHEMICAL WARFARE AGENTS       06/08/1998  10/10/1996   000631
              (Russia)        (CHEM DEMIL)
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:111 KW    Kuwait                       "                   "           11/02/1996               PA 134/96        Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:111 LY    Libya                        "                   "           11/07/1996               428/96           Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:111 SA    Saudi Arabia                 "                   "           11/27/1996               96 17 0460       Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:111 US    United States                "                   "           04/16/1998  12/07/1999   5,998,691
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:112 PK    Pakistan                     "                   "           12/11/1997  12/11/1997   136,129
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:112 US    United States                "                   "           06/10/1999  09/19/2000   6,121,506
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 CA    Canada          METHOD FOR REMEDIATING SITES CONTAMINATED    02/10/2000  08/24/2004   2,362,469
                              WITH TOXIC WASTE (IMPROVED SET PROCESS)
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 EP    Europe                       "                    "          02/10/2000               00 921 323.2     Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 IL    Israel                       "                    "          08/09/2001               144,825          Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 JP    Japan                        "                    "          08/13/2001               2000-599038      Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 MX    Mexico                       "                    "          08/07/2001               PA/a/2001007958  Pending
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:114 US    United States                "                    "          02/11/1999  04/11/2000   6,049,021
------------- --------------- -------------------------------------------- ----------- ------------ --------------------------------
SPP:115 US    United States     METHOD FOR OXIDIZING ORGANOPHOSPHORUS      05/27/2003               6,570,048
                                COMPOUNDS (PEROXYSULFATES)
------------- ----------------- -----------------------------------------  ----------- ------------ --------------------------------
SPP:119 US    United States     DEACTIVATION OF METAL LIQUID COOLANTS      04/04/2000  01/16/2001   6,175,051
                                USED IN NUCLEAR REACTOR SYSTEMS
------------- ----------------- -----------------------------------------  ----------- ------------ --------------------------------




                 End of Description of Collateral and Exhibit A.